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Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Country/State of Incorporation/Organization
Astron Group Limited	Hong Kong
Avail Medical Products, Inc.	United States—Delaware
Availmed Servicios, S.A. de C.V.	Mexico
Availmed, S.A. de C.V.	Mexico
Centrex Precision Plastics, Inc.	United States—Delaware
Charter Pacific Industries Limited	Hong Kong
Chatham International Holdings B.V.	Netherlands
Chatham Technologies do Brasil Ltda.	Brazil
Chengdu Flextronics Mechanical Manufacturing Co., Ltd.	China
C-MAC-WONG'S INDUSTRIES HOLDINGS LTD.	British Virgin Islands
ColdWatt, Inc.	United States—Delaware
Commercial Company in the form of a limited liability company factory "Flextronics LLC"	Ukraine
Dii Europe B.V.	Netherlands
Dii International Holdings C.V.	Netherlands
Doonside Company	Ireland
Express Cargo Forwarding Limited	United Kingdom
Firstmark Investment Pte Ltd	Mauritius
Flex-Comp Limited	Hong Kong
FlexMedical Slovakia s.r.o.	Slovakia
FlexPower India Private Limited	India
Flextronics (Canada) Inc.	Canada
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Nanjing) Technology Co., Ltd	China
Flextronics (Shanghai) Co., Ltd	China
Flextronics (Shanghai) Electronic Equipment Repair Service Co., Ltd.	China
Flextronics (Shanghai) Technology Co., Ltd	China
Flextronics Aerospace & Defense Services Inc	United States—Colorado
Flextronics Aguascalientes Servicios, S.A. de C.V.	Mexico
Flextronics Aichi K.K.	Japan
Flextronics America, LLC	United States—Delaware
Flextronics AP, LLC	United States—Colorado
Flextronics Automotive GmbH & Co. KG	Germany
Flextronics Automotive Inc.	Canada
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Beerse NV	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Canada Design Services, Inc.	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Cayman Ltd	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics Chateaudun S.N.C.	France
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computing (Suzhou) Co., Ltd	China

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Computing Sales and Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Corporation	United States—Delaware
Flextronics Cyprus Limited	Cyprus
Flextronics Czech s.r.o	Czech Republic
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Design Korea Ltd.	Korea
Flextronics Design Labuan Ltd.	Federal Territory of Labuan
Flextronics Design Private Limited	India
Flextronics Design SRL	Italy
Flextronics Design, s.r.o.	Czech Republic
Flextronics Eastern Canada Inc.	Canada
Flextronics Electronic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics EMS Canada Inc.	Canada
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd.	China
Flextronics Enclosure Shenzhen (Mauritius) Ltd.	Mauritius
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure Systems (Shenzhen) Ltd.	China
Flextronics Enclosure Systems Shenzhen (Mauritius) Ltd	Mauritius
Flextronics Enclosure Systems, Inc.	United States—Delaware
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Ltd.	Hong Kong
Flextronics Europe Holdings C.V.	Netherlands
Flextronics Europe Holdings LLC	United States—Delaware
Flextronics Europe Ltd	United Kingdom
Flextronics Fabricação de Equipamentos do Brasil Ltda.	Brazil
Flextronics Foundation	United States—California
Flextronics Funding LLC	United States—Delaware
Flextronics Germany Holding GmbH	Germany
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings L.P.	Cayman Islands
Flextronics Global Mexico II, S. de R.L. de C.V.	Mexico
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Hong Kong) Limited	Hong Kong
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services (Singapore) Pte. Ltd.	Singapore
Flextronics Global Services Canada Inc.	Canada
Flextronics Global Services Lojistik Hizmetleri Limited Sirketi	Turkey
Flextronics Global Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Guadalajara Group, S. de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding Finland Oy	Finland
Flextronics Holding France S.A.	France
Flextronics Holding GmbH	Germany

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Holding USA, Inc.	United States—Delaware
Flextronics Holdings (BVI) Limited	British Virgin Islands
Flextronics Holdings Mexico Dos, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Holdings Texas LLC	United States—Colorado
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co., Ltd.	China
Flextronics Industrial (Suzhou) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Industrial DongGuan Limited	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries (H.K.) Limited	Hong Kong
Flextronics Industries Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co., Ltd.	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia	Brazil
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International (UK) Ltd	United Kingdom
Flextronics International AB	Sweden
Flextronics International Aguascalientes (L) Ltd.	Federal Territory of Labuan
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Cayman LLC	United States—Delaware
Flextronics International Cork B.V.	Netherlands
Flextronics International Denmark A/S	Denmark
Flextronics International Europe B.V.	Netherlands
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics International Gesellschaft m.b.H.	Austria
Flextronics International Holding LLC	United States—California
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Kft.	Hungary
Flextronics International Latin America (L) Ltd.	Federal Territory of Labuan
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Curacao (Netherlands Antilles)
Flextronics International Norway	Norway
Flextronics International Ostersund AB	Sweden
Flextronics International PA, Inc.	United States—California
Flextronics International Poland sp. z o.o.	Poland
Flextronics International s.r.o.	Czech Republic
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International Sweden AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan
Flextronics International Technology LLC	United States—Delaware
Flextronics International Tecnologia Ltda	Brazil
Flextronics International USA, Inc.	United States—California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Investment Holding GmbH	Germany

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Ireland	Ireland
Flextronics Ireland (Cayman) Limited	Cayman Islands
Flextronics Ireland Holdings	Cayman Islands
Flextronics Italy S.p.A.	Italy
Flextronics Laval S.N.C.	France
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics (Zhuhai) Co., Limited	China
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Poland sp. z o.o.	Poland
Flextronics Logistics USA, Inc.	United States—California
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing (H.K.) Ltd.	Hong Kong
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Zhuhai) Co., Ltd	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez, S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Manufacturing Texas LLC	United States—Colorado
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Marplace (Number 382) Limited	United Kingdom
Flextronics Mauritius (L) Limited	Mauritius
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Metal Specialties, Inc.	United States—Illinois
Flextronics Mexico Holdings II LLC	United States—Delaware
Flextronics Mexico Holdings LLC	United States—Delaware
Flextronics Mould Manufacturing Pte. Ltd	Singapore
Flextronics Network Services GmbH	Germany
Flextronics Network Services Sweden AB	Sweden
Flextronics ODM Finland Oy	Finland
Flextronics ODM Luxembourg SA	Luxembourg
Flextronics ODM Netherlands N.V.	Netherlands
Flextronics Ostersund AB	Sweden
Flextronics OTM Ltd.	Israel
Flextronics Participacioes Ltda.	Brazil
Flextronics Photonics PPT, Inc.	United States—Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Plastic Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Zhuhai) Co., Ltd	China

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Power Systems (Dongguan) Co., Ltd.	China
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics R&D (Shenzhen) Co., Ltd.	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Romania S.R.L.	Romania
Flextronics S.R.L.	Italy
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd.	Federal Territory of Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Sárvár Logistics Korlátolt Felelösségü Társaság	Hungary
Flextronics Scotland Ltd	United Kingdom
Flextronics Semiconductor, Inc.	United States—Delaware
Flextronics Services (Singapore) Pte. Ltd.	Singapore
Flextronics Servicios Guadalajara, S.A. de C.V.	Mexico
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics Systems Texas Ltd.	United States—Texas
Flextronics Technologies (India) Pvt Ltd.	India
Flextronics Technologies Japan K.K.	Japan
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics UK Limited	United Kingdom
Flextronics USA, Inc.	United States—Delaware
Flextronics Vagyonkezelo es Befektetesi Korlotolt Felelossegu Tarsasag	Hungary
Flextronics Verwaltungs GmbH	Germany
FLX Cyprus II Limited	Cyprus
FLX Cyprus Limited	Cyprus
Forest Keyboard Manufacturing (ShenZhen) Ltd.	China
Forest Keyboard Manufacturing ShenZhen (Mauritius) Co., Ltd	Mauritius
Glouple Ventures 2000-I, LLC	United States—Delaware
Glouple Ventures 2000-II, LLC	United States—Delaware
Grupo Flextronics S.A. de C.V.	Mexico
I E C Holdings Limited	Ireland

Name of Subsidiary	Country/State of Incorporation/Organization
Imerj Taiwan Limited	Taiwan
Imerj USA, Inc.	United States—California
Irish Express Cargo Limited	Ireland
Irish Express Logistics Limited	Ireland
Masa da Amazônia Ltda.	Brazil
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Display (Hong Kong) Limited	Hong Kong
Multek Display Cayman Ltd.	Cayman Islands
Multek Display Ltd.	China
Multek Display US, Inc.	United States—Delaware
Multek Electronics Limited	China
Multek Flexible Circuits, Inc.	United States—Delaware
Multek Hong Kong Limited	Hong Kong
Multek Industries Limited	China
Multek Technologies Limited	Mauritius
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Multilayer Technology Geschaeftsfuehrungs-GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Pacific Device, Inc.	United States—Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Power Systems Technologies (Beijing) Company Limited	China
Power Systems Technologies (Ganzhou) Co., Ltd.	China
Power Systems Technologies (Shenzhen) Company Limited	China
Power Systems Technologies Far East Limited	Hong Kong
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Power Systems Technologies Services Company Limited	Hong Kong
PT. Flextronics Technology Indonesia	Indonesia
Solectron (Beijing) Electronics Equipment Repair Service Co., Ltd.	China
Solectron Argentina Distribution S.R.L.	Argentina
Solectron Australia Pty Limited	Australia
Solectron Belgium NV	Belgium
Solectron France SAS	France
Solectron GmbH	Germany
Solectron Grundbesitz Gmbh	Germany
Solectron Holding Deutschland Gmbh	Germany
Solectron Phillipines Inc.	Philippines
Solectron-Wong's (Huizhou) Industries Co., Ltd.	China
Swedform Enclosure Systems AB	Sweden
Swedform Holdings AB	Sweden
TCT Shareholdings Ltd.	Cayman Islands
The DII Group (BVI) Co. Limited	British Virgin Islands
The DII Group Asia Limited	Hong Kong
Vastbright PCB (Holding) Limited	Hong Kong
Vista Point Electronic Technologies (Zhuhai) Co., Ltd	China
Vista Point Technologies (Beijing) Ltd.	China
Vista Point Technologies (Colorado), LLC	United States—Colorado
Vista Point Technologies (Hungary) Vagyonkezelö Korlátolt Felelösségü Társaság	Hungary

Name of Subsidiary	Country/State of Incorporation/Organization
Vista Point Technologies (Lux) S.a.r.l.	Luxembourg
Vista Point Technologies (Malaysia) Sdn. Bhd.	Malaysia
Vista Point Technologies (Mauritius) Ltd	Mauritius
Vista Point Technologies (USA) Inc.	United States—Delaware
Vista Point Technologies Manufacturing (HK) Limited	Hong Kong
Z124	Cayman Islands
Z124 Canada Ltd.	Canada
Z124 Limited	Hong Kong
Z124 LLC	United States—Colorado

Avail Medical Products, Inc. does business under the following names

Subsidiary	dba
Avail Medical Products, Inc.	Avail Medical Products, Inc. Southwest Division
Avail Medical Products, Inc.	FlexMedical Disposables

Centrex Precision Plastics, Inc. does business under the following names

Subsidiary	dba
Centrex Precision Plastics, Inc.	FlexMedical Disposables
Centrex Precision Plastics, Inc.	Avail Medical Products, Inc. Southeast Division
Centrex Precision Plastics, Inc.	Avail Medical Products, Inc. Northeast Division

Flextronics America, LLC. does business under the following names

Subsidiary	dba
Flextronics America, LLC	Suppliserv, A Flextronics Company
Flextronics America, LLC	ConFocus, A Flextronics Company
Flextronics America, LLC	Flextronics Global Enclosures
Flextronics America, LLC	FlexMedical Disposables

Flextronics International USA, Inc. does business under the following names

Subsidiary	dba
Flextronics International USA, Inc.	FinePitch Technology, A Flextronics Company

Flextronics Logistics USA, Inc. does business under the following names

Subsidiary	dba
Flextronics Logistics USA, Inc.	Multek Distribution, Inc.
Flextronics Logistics USA, Inc.	Multek, Inc.

Imerj USA, Inc. does business under the following names

Subsidiary	dba
Imerj USA, Inc.	Flextronics Innovative Development

Multek Flexible Circuits, Inc. does business under the following names

Subsidiary	dba
Multek Flexible Circuits, Inc.	Sheldahl

Pacific Device, Inc. does business under the following names

Subsidiary	dba
Pacific Device, Inc.	Avail Medical Products, Inc.
Pacific Device, Inc.	FlexMedical Disposables

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  Exhibit 21.01
SUBSIDIARIES OF REGISTRANT